Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Bright Rock Mid Cap Growth Fund
Bright Rock Quality Large Cap Fund
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated June 17, 2019 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
Each dated June 28, 2018

This supplement amends the Summary Prospectuses, Prospectus and SAI for the Bright Rock Mid Cap Growth Fund and the Bright Rock Quality Large Cap Fund (together, the “Funds”) dated June 28, 2018.

Closing of Investor Class Shares (Bright Rock Mid Cap Growth Fund - Trading Symbol: BQMIX; Bright Rock Quality Large Cap Fund – Trading Symbol BQLIX)

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Bright Rock Capital Management, LLC (the “Adviser”), the investment adviser to the Funds, has approved closing the Investor Class shares of each Fund to all new purchases. Effective as of the close of business on June 14, 2019, Investor Class shares are no longer be available for purchase. The decision and timing for any future opening or permanent closing of the Investor Class shares of a Fund will be at the discretion of the Adviser, subject to the approval of the Board.

Additionally, effective as of the close of business on June 28, 2019 (the “Conversion Date”), each Fund will convert its existing Investor Class shares into Institutional Class shares of the same Fund, which are not subject to a Rule 12b-1 fee. Prior to the Conversion Date, shareholders of Investor Class shares may redeem those shares as described in the Funds’ Prospectus.

If Investor Class shares are not redeemed prior to the Conversion Date, each shareholder owning Investor Class shares of a Fund will receive Institutional Class shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class shares immediately prior to the conversion. In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares. Institutional Class shares of the Funds are subject to a $100,000 minimum initial investment amount; however. Investor Class shareholders whose shares convert to Institutional Class shares will be permitted to make subsequent purchases of Institutional Class shares provided they meet the $5,000 subsequent investment minimum for Institutional Class shares. Please see the Funds’ current Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Investor Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Investor Class shares into Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Investor Class shares. Please note, however, that a redemption of Investor Class shares will be a taxable event and an Investor Class shareholder may recognize a gain or loss in connection with that transaction. Shareholders should consult their tax advisor for further information regarding the federal, state, foreign and/or local tax considerations of redeeming their Investor Class shares that are relevant to their specific situation.

Please retain this supplement with your Summary Prospectuses, Prospectus and SAI.